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                                                                      EXHIBIT 23






                  Consent of Independent Public Accountants





As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K, into Devon Energy Corporation's previously filed Registration Statements File Nos. 33-32378, 33-67924, and 333-00815.






                                                       ARTHUR ANDERSEN LLP





January 14, 1997
Oklahoma City, Oklahoma






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